Termination of Vie Agreements with Shareholders of 39PU (Details) - Schedule of reconciliation of the fair value of major classes of assets acquired and liabilities - USD ($)	Jun. 30, 2022	Jun. 30, 2021
ASSETS
Cash	$ 44,078	$ 432,789
Short-term investments	647,819	2,526,328
Trade receivables	374,697	291,106
Inventories	723,199	1,362,700
Other current assets	108,301	315,934
Goodwill		9,573,081
Property and equipment, net	938,408	1,243,805
Intangible assets	1,672	2,106
Right of use assets	234,047	981,264
Total Assets	3,072,221	16,729,113
LIABILITIES
Other current liabilities	51,818	323,313
Income tax payable	142,447	147,759
Lease liabilities	124,263	925,097
Total Liabilities	$ 318,528	$ 1,396,169